Exhibit 10.44

THIS SUPPLEMENTAL SPECIAL WARRANT INDENTURE dated as of September 21, 2004.

BETWEEN:

PERU COPPER INC.,

a corporation incorporated under the laws of Canada

(hereinafter called the “Company”)

AND

COMPUTERSHARE TRUST COMPANY OF CANADA,

a trust company incorporated under the laws of Canada

(hereinafter called the “Warrant Agent”)

WHEREAS the Company and the Warrant Agent executed a Special Warrant Indenture (the “Special Warrant Indenture”) dated as of March 18, 2004, providing for the issuance of 4,285,716 Special Warrants (as defined in the Special Warrant Indenture);

AND WHEREAS section 9.1 (d) of the Special Warrant Indenture provides for the creation of indentures supplemental to the Special Warrant Indenture for the purposes of making such provisions not inconsistent with the Special Warrant Indenture as may be necessary or desirable with respect to matters or questions arising hereunder provided that such provisions are not, in the opinion of the Warrant Agent, relying on the advice of counsel, prejudicial to the interests of the Special Warrantholders as a group;

NOW THEREFORE THIS INDENTURE WITNESSES that for good and valuable consideration mutually given and received, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed and declared as follows:

1. This Supplemental Indenture is supplemental to the Special Warrant Indenture and the Special Warrant Indenture shall henceforth be read in conjunction with this Supplemental Indenture and all of the provisions of the Special Warrant Indenture except only insofar as the same may be inconsistent with the express provisions hereof, shall apply and have the same effect as if all the provisions of the Special Warrant Indenture and of this Supplemental Indenture were contained in one instrument and the expressions used herein shall have the same meaning as is ascribed to the corresponding expressions in the Special Warrant Indenture.

2. Section 1.1, “Definitions”, of the Special Warrant Indenture is hereby amended to amend the definition of “Exchange Number” to read as follows:

“Exchange Number” at any time means that number of Purchase Warrants that Special Warrantholders are entitled to receive upon the exercise of the rights of each Special Warrant, as the number may be adjusted pursuant to Section 4.5(1 A) hereof;”

3. Section 2.2, “Terms of Special Warrants”, of the Special Warrant Indenture is hereby amended to add the following new subsection (2A) to read as follows:

“(2A) Notwithstanding subsection (2), (a) in the event that the Company does not complete a Qualified IPO on or before September 18, 2004, each holder of Special Warrants shall be entitled without further payment therefor to receive from the Company for each Special Warrant 1.1 Purchase Warrants (in lieu of one Purchase Warrant) and (b) each holder of Special Warrants shall be entitled without further payment therefor to receive from the Company an additional 0.01 of a Purchase Warrant for each month following September 18, 2004 by which the Company does not complete an IPO, until July 18, 2005, up to a maximum additional 0.1 Purchase Warrants for each Special Warrant held.”

4. Section 4.5, “Effect of Exercise of Special Warrants”, of the Special Warrant Indenture is hereby amended to add the following new subsection (1A) to read as follows:

“(1A) Notwithstanding subsection (1), (a) in the event that the Company does not complete a Qualified IPO on or before September 18, 2004, each holder of Special Warrants shall be entitled without further payment therefor to receive from the Company for each Special Warrant 1.1 Purchase Warrants (in lieu of one Purchase Warrant) and (b) each holder of Special Warrants shall be entitled without further payment therefor to receive from the Company an additional 0.01 of a Purchase Warrant for each month following September 18, 2004 by which the Company does not complete an IPO, until July 18, 2005, up to a maximum additional 0.1 Purchase Warrants for each Special Warrant held.”

5. The Special Warrant Indenture shall be and continue to be in full force and effect, unamended, except as provided herein, and the Company hereby confirms the Special Warrant Indenture in all other respects.

6. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the Province of Ontario and shall be binding upon the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF the parties hereto have executed this Supplemental Indenture under the hands of their proper officers in that behalf.

PERU COPPER INC.

By:	/s/ Illegible
Authorized Signing Officer

COMPUTERSHARE TRUST COMPANY OF CANADA

By:
Authorized Signing Officer

By:
Authorized Signing Officer

PERU COPPER INC.

By:
Authorized Signing Officer

COMPUTERSHARE TRUST COMPANY OF CANADA

By:	/s/ Illegible
Authorized Signing Officer

By:	/s/ Illegible
Authorized Signing Officer